UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2016

BIM HOMES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-55489	47-4184146
(Commission File Number)	(IRS Employer Identification No.)

c/o Armada Enterprises 40 Wall Street, 28th Floor New York, NY	10005
(Address of Principal Executive Offices)	(Zip Code)

(646) 481-9677

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 29, 2017, BIM Homes, Inc. (the “Company”) entered into a series of warrant amendment agreements (collectively, the “Warrant Amendments”) in order to extend the expiration date of certain outstanding warrants (collectively, the “Warrants”) from August 30, 2017 to August 30, 2020. The Warrants had been previously extended from an expiration date of August 30, 2016 to August 30, 2017

An aggregate of 2,495,835 warrants (consisting of 499,167 Class A Warrants, 499,167 Class B Warrants, 499,167 Class C Warrants, 499,167 Class D Warrants and 499,167 Class E Warrants) are issued and outstanding with (1) Armada Enterprises GP, LLC holding 400,167 warrants of each class, (2) Jason Offenhartz holding 15,000 warrants of each class, (3) National Electronics (Consolidated) Limited holding 74,000 warrants of each class, and (4) MC 2 Consulting, Inc. holding 10,000 warrants of each class.

No other terms of the Warrants were amended other than the extension of the expiration date of the Warrants from August 30, 2017 to August 30, 2020. The Warrants currently provide the holders thereof the right to purchase up to an aggregate of 2,495,835 shares of common stock of the Company at an exercise price of (i) $4.00 per share as to 499,167 of such shares of common stock (Class A Warrants), (ii) $5.00 per share as to 499,167 of such shares of common stock (Class B Warrants), (iii) $6.00 per share as to 499,167 of such shares of common stock (Class C Warrants), (iv) $7.00 per share as to 499,167 of such shares of common stock (Class D Warrants), and (v) $8.00 per share as to 499,167 of such shares of common stock (Class E Warrants). The Warrant Amendments are filed as Exhibits 10.1 through 10.20 to this Current Report and are incorporated herein by reference. The foregoing description of the terms of the Warrant Amendments are qualified in their entirety by reference thereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Document

10.1	Second Amendment to Class A Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and Armada Enterprises GP, LLC.

10.2	Second Amendment to Class B Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and Armada Enterprises GP, LLC.

10.3	Second Amendment to Class C Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and Armada Enterprises GP, LLC.

10.4	Second Amendment to Class D Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and Armada Enterprises GP, LLC.

10.5	Second Amendment to Class E Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and Armada Enterprises GP, LLC.

10.6	Second Amendment to Class A Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and Jason Offenhartz.

10.7	Second Amendment to Class B Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and Jason Offenhartz.

10.8	Second Amendment to Class C Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and Jason Offenhartz.

10.9	Second Amendment to Class D Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and Jason Offenhartz.

10.10	Second Amendment to Class E Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and Jason Offenhartz.

10.11	Second Amendment to Class A Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and National Electronics (Consolidated) Limited

10.12	Second Amendment to Class B Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and National Electronics (Consolidated) Limited

10.13	Second Amendment to Class C Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and National Electronics (Consolidated) Limited

10.14	Second Amendment to Class D Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and National Electronics (Consolidated) Limited

10.15	Second Amendment to Class E Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and National Electronics (Consolidated) Limited

10.16	Second Amendment to Class A Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and MC 2 Consulting, Inc.

10.17	Second Amendment to Class B Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and MC 2 Consulting, Inc.

10.18	Second Amendment to Class C Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and MC 2 Consulting, Inc.

10.19	Second Amendment to Class D Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and MC 2 Consulting, Inc.

10.20	Second Amendment to Class E Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and MC 2 Consulting, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIM HOMES, INC.

Dated: August 30, 2017	By:	/s/ Milan Saha
	Name:	Milan Saha
	Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description of Document

10.1	Second Amendment to Class A Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and Armada Enterprises GP, LLC.

10.2	Second Amendment to Class B Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and Armada Enterprises GP, LLC.

10.3	Second Amendment to Class C Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and Armada Enterprises GP, LLC.

10.4	Second Amendment to Class D Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and Armada Enterprises GP, LLC.

10.5	Second Amendment to Class E Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and Armada Enterprises GP, LLC.

10.6	Second Amendment to Class A Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and Jason Offenhartz.

10.7	Second Amendment to Class B Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and Jason Offenhartz.

10.8	Second Amendment to Class C Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and Jason Offenhartz.

10.9	Second Amendment to Class D Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and Jason Offenhartz.

10.10	Second Amendment to Class E Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and Jason Offenhartz.

10.11	Second Amendment to Class A Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and National Electronics (Consolidated) Limited

10.12	Second Amendment to Class B Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and National Electronics (Consolidated) Limited

10.13	Second Amendment to Class C Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and National Electronics (Consolidated) Limited

10.14	Second Amendment to Class D Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and National Electronics (Consolidated) Limited

10.15	Second Amendment to Class E Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and National Electronics (Consolidated) Limited

10.16	Second Amendment to Class A Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and MC 2 Consulting, Inc.

10.17	Second Amendment to Class B Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and MC 2 Consulting, Inc.

10.18	Second Amendment to Class C Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and MC 2 Consulting, Inc.

10.19	Second Amendment to Class D Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and MC 2 Consulting, Inc.

10.20	Second Amendment to Class E Warrant Certificate to Purchase Common Stock, dated August 29, 2017, between BIM Homes, Inc. and MC 2 Consulting, Inc.